Exhibit 18

             TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
             -------------------------------------------------------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That I, R. Jay Gerken of North Caldwell, New Jersey, Chairman of the Board of Managers, Chief Executive Officer and President of the Tactical Short-Term Bond Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint KATHLEEN A. McGAH, Secretary of said Fund, and ERNEST J. WRIGHT, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in the Tactical Short-Term Bond Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

     IN WITNESS WHEREOF I have hereunto set my hand this 29th day of June, 2004.


                                           /s/ R. Jay Gerken
                                           Chairman of the Board of Managers,
                                           Chief Executive Officer and President
                                           Tactical Short-Term Bond Account
                                           for Variable Annuities


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             TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
             -------------------------------------------------------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That I, Robert E. McGill III of Williamstown, Massachusetts, a member of the Board of Managers of the Tactical Short-Term Bond Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint KATHLEEN A. McGAH, Secretary of said Fund, and ERNEST J. WRIGHT, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in the Tactical Short-Term Bond Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

     IN WITNESS WHEREOF I have hereunto set my hand this 29th day of June, 2004.


                                                /s/ Robert E. McGill III
                                                Member of the Board of Managers
                                                Tactical Short-Term Bond Account
                                                for Variable Annuities

             TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
             -------------------------------------------------------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That I, Lewis Mandell of Amherst, New York, a member of the Board of Managers of the Tactical Short-Term Bond Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint KATHLEEN A. McGAH, Secretary of said Fund, and ERNEST J. WRIGHT, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in the Tactical Short-Term Bond Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

     IN WITNESS WHEREOF I have hereunto set my hand this 29th day of June, 2004.


                                                /s/ Lewis Mandell
                                                Member of the Board of Managers
                                                Tactical Short-Term Bond Account
                                                for Variable Annuities

             TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
             -------------------------------------------------------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That I, Frances M. Hawk of Downingtown, Pennsylvania, a member of the Board of Managers of the Tactical Short-Term Bond Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint KATHLEEN
A. McGAH, Secretary of said Fund, and ERNEST J. WRIGHT, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in the Tactical Short-Term Bond Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

     IN WITNESS WHEREOF I have hereunto set my hand this 29th day of June, 2004.


                                                /s/ Frances M. Hawk
                                                Member of the Board of Managers
                                                Tactical Short-Term Bond Account
                                                for Variable Annuities

             TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
             -------------------------------------------------------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That I, David A. Golino of Hebron, Connecticut, Principal Accounting Officer of the Tactical Short-Term Bond Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint KATHLEEN A. McGAH, Secretary of said Fund, and ERNEST J. WRIGHT, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under federal securities laws for the registration of Variable Annuity Contracts funded in the Tactical
Short-Term Bond Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

     IN WITNESS WHEREOF I have hereunto set my hand this 29th day of June, 2004.



                                                /s/ David A. Golino
                                                Principal Accounting Officer
                                                Tactical Short-Term Bond Account
                                                for Variable Annuities